Exhibit 10.7
EXECUTION VERSION
SIXTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 11, 2008, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 26, 2007, as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 22, 2007, as further amended by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2008, as further amended by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of October 21, 2008, and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement to increase the Aggregate Commitment to $1,250,000,000 and for certain other purposes as provided herein, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Additional Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in appropriate alphabetical order:
     “Cash Collateral Account” has the meaning assigned to such term in Section 2.07(j).
     “Fee Letter” means that certain Fee Letter, dated December 11, 2008, among Administrative Agent, Arranger and Borrower.
     “Sixth Amendment Effective Date” means December 11, 2008.
SIXTH AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
65232006.5

     2.2 Amended Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:
     “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. For the avoidance of doubt, any Loan or Borrowing that accrues interest at a rate determined by reference to clause (c) of the definition of Alternate Base Rate shall constitute an ABR Loan or an ABR Borrowing, as the case may be, notwithstanding the fact that the interest rate is based on the Adjusted LIBO Rate.
     “Adjusted LIBO Rate” means, (a) with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate and (b) with respect to any ABR Borrowing for any day, an interest rate per annum equal to (i) the LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) multiplied by (ii) the Statutory Reserve Rate.
     “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
     “Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Unused
Borrowing			Commitment
Base Usage	Eurodollar Spread	ABR Spread	Fee Rate
≥ 90%	250 b.p.	162.5 b.p.	50 b.p.

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Unused
Borrowing			Commitment
Base Usage	Eurodollar Spread	ABR Spread	Fee Rate
≥ 75% and < 90%	225 b.p.	137.5 b.p.	37.5 b.p.
≥ 50% and < 75%	200 b.p.	112.5 b.p.	37.5 b.p.
< 50%	175 b.p.	87.5 b.p.	37.5 b.p.
     Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change. Unless an Event of Default has occurred and is continuing, for purposes of determining the Applicable Rate hereunder, the calculation of the Borrowing Base Usage shall be made after subtracting from the Aggregate Credit Exposure the aggregate amount of cash on deposit in the Cash Collateral Account as a result of the existence of any Defaulting Lender.
     “Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent (and in the case such Lender is also the Administrative Agent or an Affiliate of the Administrative Agent, the Required Lenders), that has (a) failed to fund any portion of the Loans or participations in LC Disbursements required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
     “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters BBA Libor Rates Page

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3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
     “Secured Parties” means the holders from time to time of the Obligations and “Secured Party” means any of them.
     2.3 Letters of Credit. Section 2.07(b) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment.

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Notwithstanding the foregoing, the Issuing Bank shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless (x) the Borrower cash collateralizes such Defaulting Lender’s portion of the total LC Exposure (calculated after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit) in accordance with the procedures set forth in Section 2.07(j) or (y) the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank in its sole discretion with the Borrower or such Defaulting Lender to eliminate the Issuing Bank’s risk with respect to such Defaulting Lender’s portion of the total LC Exposure.
     2.4 Letters of Credit. Section 2.07(j) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (j) Cash Collateralization.
          (i) If at any time the Borrower elects to cash collateralize the LC Exposure of any Defaulting Lender pursuant to Section 2.07(b), the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “Cash Collateral Account”), an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure at such time as calculated pursuant to clause (x) of Section 2.07(b) (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).
          (ii) If any Letter of Credit is outstanding at the time any Lender is a Defaulting Lender, upon the written request of the Issuing Bank demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall promptly, and in any event within three (3) Business Days after receipt of such written request, cash collateralize such Defaulting Lender’s portion of the total LC Exposure at such time by depositing in the Cash Collateral Account an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure at such time (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).
          (iii) If any Event of Default shall occur and be continuing, on or before the fifth (5th) Business Day after the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 66-2/3% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower

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shall deposit in the Cash Collateral Account an amount in cash equal to the total LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of ARTICLE IX.
          (iv) Deposits in the Cash Collateral Account made pursuant to the foregoing paragraphs (i), (ii) and (iii) shall be held by the Administrative Agent as Collateral for the payment and performance of the obligations of the Borrower under this Agreement. So long as such Defaulting Lender remains a Defaulting Lender or such Event of Default is continuing, as applicable, the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Collateral Account. Other than any interest earned on the investment of such deposits and interest at the rate per annum in effect for accounts of the same type maintained with the Administrative Agent at such time, which investments shall be of the type described in clause (b) of the definition of Permitted Investments and shall be made by the Administrative Agent in consultation with the Borrower (unless an Event of Default shall have occurred and be continuing, in which case, such investments shall be made at the option and sole discretion of the Administrative Agent) and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing 66-2/3% or more of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement.
          (v) If the Borrower is required to provide an amount of cash collateral pursuant to paragraphs (i), (ii) or (iii) above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after (x) in the case of cash collateral provided pursuant to paragraphs (i) or (ii) above, the applicable Defaulting Lender is no longer a Defaulting Lender and (y) in the case of cash collateral provided pursuant to paragraph (iii) above, all Events of Default have been cured or waived. The Borrower may at any time request confirmation from the Administrative Agent that a Defaulting Lender is no longer a Defaulting Lender, and the Administrative Agent shall promptly confirm such request or provide written confirmation to the

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Borrower that such Lender remains a Defaulting Lender and the basis for such determination.
     2.5 Fees. Section 2.13(c) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (c) Borrower agrees to pay to the Administrative Agent, for its own account, (i) fees payable in the amounts and at the times separately agreed upon among the Borrower, the Administrative Agent and the Arranger pursuant to the Fee Letter and (ii) fees payable upon any increase in the Aggregate Commitment pursuant to Section 2.03.
     2.6 Indebtedness. Section 7.01(e) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (e) Indebtedness of the Borrower and the Restricted Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) in the case of any acquisition, construction or improvement of any fixed or capital asset, such Indebtedness (other than Capital Lease Obligations) is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $100,000,000 at any time outstanding;
     2.7 Financial Covenants. Section 7.11 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (a) Consolidated Current Ratio. The Borrower will not permit the Consolidated Current Ratio as of the end of any fiscal quarter to be less than 1.00 to 1.00. Unless an Event of Default has occurred and is continuing, for purposes of determining the Consolidated Current Ratio as of any date of determination, the calculation of Consolidated Current Assets shall include the aggregate amount of cash on deposit in the Cash Collateral Account as of such date as a result of the existence of any Defaulting Lender.
     (b) Leverage Ratio. The Borrower will not permit the ratio (the “Leverage Ratio”), determined as of the end of any fiscal quarter, of (A) Consolidated Funded Indebtedness as of the end of such fiscal quarter, to (B) Consolidated EBITDAX for the trailing four (4) fiscal quarter period ending on such date to be greater than 4.0 to 1.0. Unless an Event

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of Default has occurred and is continuing, for purposes of determining the Leverage Ratio as of any date of determination, the calculation of Consolidated Funded Indebtedness shall be made by subtracting therefrom the aggregate amount of cash on deposit in the Cash Collateral Account as of such date as a result of the existence of any Defaulting Lender.
     2.8 Notices. Clause (i) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
          (i) if to the Borrower, to Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, Attention: Roger Manny, Chief Financial Officer, Telecopy No. (817) 810-1921. For purposes of delivering the documents pursuant to Section 6.01(a), Section 6.01(b) and Section 6.01(d), the website address is www.rangeresources.com;
     2.9 Increase in the Aggregate Commitment. Notwithstanding anything to the contrary contained in the Credit Agreement and any other Loan Document, effective as of the Sixth Amendment Effective Date, the Aggregate Commitment shall be $1,250,000,000, and Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and replaced in its entirety with Schedule 2.01 attached hereto.
     3. New Lenders and Reallocation of Commitments and Loans. The Lenders party to this Amendment have agreed among themselves to reallocate their respective Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment, and Administrative Agent and the Borrower hereby consents to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Commitment. As of the Sixth Amendment Effective Date and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. With respect to such reallocation, each New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders party to this Amendment pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation. The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower, the Guarantors and the Lenders.
     5. Sixth Amendment Effective Date. This Amendment (including the amendments to the Credit Agreement contained in Section 2 of this Amendment and the assignments and

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reallocations contained in Section 3 of this Amendment) shall be effective upon the satisfaction of the conditions precedent set forth in Section 6 hereof.
     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower, each Guarantor, each New Lender and the other Lenders (or at least the required percentage thereof) shall have executed and delivered this Amendment and each other required document to Administrative Agent, all in form and substance satisfactory to the Administrative Agent.
          (b) No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
          (c) Fees. Borrower, the Administrative Agent and Arranger shall have executed and delivered the Fee Letter in connection with this Amendment, and the Administrative Agent and Arranger shall have received all fees payable under such Fee Letter at the time this Amendment becomes effective.
          (d) Notes. Borrower shall have executed and delivered a promissory note to each New Lender that has requested a promissory note in accordance with Section 2.10(e) of the Credit Agreement.
          (e) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (c) no Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment, and (d) after giving effect to the increase in the Aggregate Commitment and the assignments and reallocations contained in Section 3 of this Amendment, the Borrower and its Consolidated Subsidiaries are in pro forma compliance with each of the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter of the Borrower.

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     8. Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     9. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     10. Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     11. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     12. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Texas.
     13. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.

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[Remainder of page blank. Signature pages follow]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.
BORROWER:

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

GUARANTORS:
RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
RANGE RESOURCES — PINE MOUNTAIN, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, L.L.C.
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President of
all of the foregoing Credit Parties

Signature Page

RANGE RESOURCES — APPALACHIA, LLC (f/k/a Great Lakes Energy Partners, L.L.C.)
By:	RANGE HOLDCO, INC., Its member RANGE ENERGY I, INC., Its member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President of
each of the foregoing members

RANGE RESOURCES, L.L.C.
By:	RANGE PRODUCTION COMPANY, Its member

RANGE HOLDCO, INC., Its member
By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President of
each of the foregoing members

STROUD ENERGY LP, LLC,
By:	Range Operating, Texas, LLC, Its Member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

Signature Page

STROUD ENERGY, LTD.,
By:	Stroud Energy Management GP, LLC, Its general partner

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

STROUD OIL PROPERTIES, L.P.,
By:	Stroud Energy GP, LLC, Its general partner

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

RANGE TEXAS PRODUCTION, L.L.C.
By:	Range Energy I, Inc., Its Member

By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

REVC HOLDCO, LLC Range Resources Corporation, Its member
By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President

Signature Page

AMERICAN ENERGY SYSTEMS, LLC
By:	/s/ Roger S. Manny
Roger S. Manny, Executive Vice President and
Chief Financial Officer

Signature Page

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent and a Lender

By:	/s/ Elizabeth K. Johnson
Elizabeth K. Johnson, Vice President

Signature Page

BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Karen Weich
Karen Weich, Vice President

Signature Page

CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender
By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

Signature Page

COMPASS BANK, as a Lender
By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Signature Page

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Signature Page

FORTIS CAPITAL CORP., as a Documentation Agent and a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

Signature Page

COMERICA BANK, as a Lender
By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender
By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Assistant Vice President

Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender
By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

Signature Page

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Signature Page

KEY BANK, as a Lender
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	AVP

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Assistant Vice President

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

Signature Page

THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
	Name:	John S. Warren
	Title:	Senior Vice President

Signature Page

CITIBANK, N.A., as a Lender
By:	/s/ Jim Reilly
	Name:	Jim Reilly
	Title:	Vice President

Signature Page

CREDIT SUISSE, Cayman Islands Branch, as a Lender
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Signature Page

STERLING BANK, as a Lender
By:	/s/ Jeff Forbis
	Name:	Jeff Forbis
	Title:	Senior Vice President

Signature Page

BARCLAYS BANK PLC, as a Lender
By:	/s/ Douglas Bernegger
	Name:	Douglas Bernegger
	Title:	Director

Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory
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BANK OF TEXAS, N.A., as a Lender
By:	/s/ Jeff Olmstead
	Name:	Jeff Olmstead
	Title:	Assistant Vice President

Signature Page

Schedule 2.01
APPLICABLE PERCENTAGES AND COMMITMENTS

		Applicable
Lender	Title	Percentage	Commitment
JPMorgan Chase Bank , N.A.	Administrative Agent	4.9821432%	$62,276,790.30
BMO Capital Markets Financing, Inc., (f/k/a Harris Nesbitt Financing, Inc.)	Syndication Agent	4.9778824%	$62,223,529.41
Bank of America, N.A.	Documentation Agent	4.9778824%	$62,223,529.41
Calyon New York Branch	Syndicated Agent	4.9778824%	$62,223,529.41
Fortis Capital Corp.	Documentation Agent	4.9778824%	$62,223,529.41
Suntrust Bank		4.9778824%	$62,223,529.41
Union Bank of California, N.A.	Co-Agent	4.9778824%	$62,223,529.41
Wachovia Bank, National Association	Co-Agent	4.9778824%	$62,223,529.41
Comerica Bank	Co-Agent	4.4230477%	$55,288,096.78
Royal Bank of Canada		4.4230477%	$55,288,096.78
The Bank of Nova Scotia	Co-Agent	4.4230477%	$55,288,096.78
Bank of Scotland	Agent	4.0500000%	$50,625,000.00
Deutsche Bank Trust Company Americas	Co-Agent	3.8682131%	$48,352,664.14
Key Bank	Co-Agent	3.8682131%	$48,352,664.14
US Bank, National Association		3.8682131%	$48,352,664.14
Natixis (formerly Natexis Banques Populaires)	Co-Agent	3.3021739%	$41,277,173.91
Société Générale		3.3021739%	$41,277,173.91
Compass Bank		3.1258288%	$39,072,859.91
Credit Suisse, Cayman Islands Branch		3.1258288%	$39,072,859.91
Amegy Bank N.A. (f/k/a Southwest Bank of Texas N.A.)		2.7351002%	$34,188,752.42
Barclays Bank PLC		2.7351002%	$34,188,752.42
Capital One, N.A. (f/k/a Hibernia National Bank)		2.7351002%	$34,188,752.42
Citibank, N.A.	Co-Agent	2.7351002%	$34,188,752.42
The Frost National Bank		2.7351002%	$34,188,752.42
Bank of Texas, N.A.		2.3586957%	$29,483,695.65
Schedule 2.01

Schedule 2.01

		Applicable
Lender	Title	Percentage	Commitment
Sterling Bank		2.3586957%	$29,483,695.65
TOTAL		100.00%	$1,250,000,000.00
Schedule 2.01